Exhibit 99.1

SUPPORT.COM CONFIRMS RECEIPT OF DIRECTOR NOMINATIONS FROM VIEX CAPITAL

Redwood City, Calif. – March 28, 2016 – Support.com, Inc. (NASDAQ:SPRT) (“Support.com” or the “Company”) today confirmed that it has received a notice of nomination from Viex Capital Advisors, LLC (“Viex”) regarding its intention to nominate five director candidates in an attempt to replace a majority of Support.com’s Board of Directors at the Company’s 2016 Annual Meeting of Stockholders. Support.com stockholders are not required to take any action at this time.  The Company issued the following statement:

“Support.com strives to maintain constructive, ongoing communications with all of its stockholders and welcomes and values their input. We have been engaged in an ongoing dialogue with Viex and other stockholders to discuss their views on our Board composition, governance, business strategy and performance. In light of our extensive efforts to constructively engage with Viex and the other members of its investor group since last October, we are disappointed they have abandoned our private conversation and are now publicly threatening a costly and distracting proxy contest to replace five out of the six members of our Board.  We believe this is a counterproductive tactic that risks destabilizing the execution of our ongoing initiatives for creating value for all Support.com stockholders.

“Our Board is comprised of six highly qualified and very experienced directors, five of whom are independent and all of whom are actively engaged in overseeing the execution of Support.com’s strategic plan to drive increased stockholder value creation. Reflective of our continuing commitment to ensure our Board has the right perspectives, insights, experiences and competencies, the Nominating and Governance Committee recently undertook a thorough search process to find additional independent directors who would expand the depth and breadth of the Board.  As a result of that process, earlier this year, we added Elizabeth Fetter, Lowell Robinson and Tim Stanley, each of whom replaced a director who resigned from the Board.  Ms. Fetter, and Messrs. Robinson and Stanley have extensive senior management, technology and governance experience and their fresh perspectives and insights will be extremely valuable to the Company.”

The Support.com Board will present its formal recommendation regarding director nominations in the Company’s definitive proxy statement to be filed with the Securities and Exchange Commission. The Company has not yet scheduled its 2016 Annual Meeting of Stockholders.

Stockholders interested in learning more about the Company’s strategy for driving stockholder value, or speaking with a member of the management team, should contact Jacob Moelter in Investor Relations at (650) 556-8595.

Morgan, Lewis & Bockius LLP is serving as legal advisor to Support.com.

About Support.com
Support.com, Inc. (NASDAQ:SPRT) is the leading provider of cloud-based software (Nexus®) and services to deliver next-generation technical support. Support.com helps leading brands in software, electronics, communications, retail, Internet of Things (IoT) and other connected technology industries deepen their customer relationships. Customers want technology that works the way it’s intended. By using Support.com software and services, companies can deliver a fantastic customer experience, leading to happier customers, a stronger brand and growing revenues.

For more information, please visit www.support.com or follow us on Twitter @support_com.
Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about-us/careers.

Safe Harbor
This press release contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to growth and projections of revenue; the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; strategic initiatives; and future performance in economic and other terms. Such forward-looking statements are not guarantees of future operational or financial performance and are based on current expectations that involve a number of uncertainties, risks and assumptions that are difficult to predict. Therefore, actual outcomes and/or results may differ materially from those expressed or implied by such forward-looking statements. Those risks and uncertainties include, but are not limited to, our ability to retain and grow major programs, our ability to expand and diversify our customer base, our ability to market and sell our Nexus software-as-a-service (SaaS) offering, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to operate in markets that are subject to extensive regulations, such as support for home security systems, our ability to control expenses and achieve desired margins, risks related to the actions of activist stockholders, including the amount of related costs incurred by Support.com and the disruption caused to Support.com’s business activities by these actions and general domestic and international economic conditions. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. The forward-looking statements in this press release are made as of the date hereof. Notwithstanding changes that may occur with respect to matters relating to any forward-looking statements, Support.com assumes no obligation to publicly update, amend or clarify its forward-looking statements, whether as a result of new information, future events or otherwise, except as may otherwise be required by the federal securities laws. Support.com, however, reserves the right to update such statements or any portion thereof at any time for any reason.

Important Additional Information And Where To Find It
Support.com, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting of Stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise can be found in the Company’s proxy statement for its 2015 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (“SEC”) on April 16, 2015. To the extent holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Support.com intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Support.com stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for its 2016 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPPORT.COM WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Support.com with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.Support.com or by contacting Support.com’s proxy solicitation firm, Mackenzie Partners, Inc., by mail at 105 Madison Avenue, New York, New York 10016, by phone at (212) 929-5500 (Call Collect) or Toll-Free (800) 322-2885, or by email at proxy@mackenziepartners.com.

© 2016 Support.com, Inc. Support.com, the Support.com logo and Nexus are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries.

Investor Contact
Jacob Moelter
Investor Relations
650.556.8595
jacob.moelter@support.com

Media Contact
Sard Verbinnen & Co
Mark Harnett/Robin Weinberg or Leah Polito
212.687.8080 or 415.618.8750